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                                                                   EXHIBIT 10.3

[BANK OF AMERICA LOGO]
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TO: Bank of America National Trust                                BUSINESS LINE
    and Savings Association                           AGREEMENT - VARIABLE RATE
UNIT NO. 1737                                      SECURED BY PERSONAL PROPERTY
141 MISSION FALLS LN
FREMONT, CA 94539

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
CUSTOMER NAME                                LINE OF CREDIT NO.    CREDIT LIMIT
                   PACIFIC SOFTWORKS, INC.      1718394-7002        $250,000.00

BANKING OFFICE NO. CHECKING ACCOUNT NO. ("ACCOUNT")
       0174             01748-10498
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INTRODUCTION. This Agreement dated as of September 15, 1998 between PACIFIC
SOFTWORKS, INC. herein collectively and individually called "Borrower") and Bank of America National Trust and Savings Association (herein called "Bank") governs Borrower's Bank of America National Trust and Savings Association Business Line ("Line of Credit"). The words Borrower, "you" or "your" mean Borrower. The words "we,", "us," or Bank, mean Bank. In consideration of, and to induce the Bank to make available to the Borrower the credit facility described herein, the Borrower agrees and warrants as follows:


I. THE LINE OF CREDIT

A. NATURE OF YOUR LINE OF CREDIT. Your Line of Credit is a revolving line of credit. This means that you, or any person provided for in I.C below, may request an advance of all or a part of your Line of Credit at any time prior to the Termination Date. By repaying any amount advanced, that amount becomes available to you as you need it unless (1) an Event of Default has occurred;
   (2) you exercise your right to cancel your Line of Credit; or (3) the Termination Date has occurred.

B. ADVANCES AND PAYMENTS. Advances under the Line of Credit may be in any amount not to exceed the credit limit remaining available.

C. TELEPHONE AUTHORIZATION. The Bank may honor telephone instructions for advances or repayments given by the individual signer(s) of this Agreement or a person or persons authorized by the signer(s) of this Agreement. Advances will be deposited in and repayments will be withdrawn from the Borrower's Account or such other accounts with the Bank as designated in writing by the Borrower. The Borrower indemnifies and excuses the Bank (including its officers, employees, and agents) from all liability, loss, and costs in connection with any act resulting from telephone instructions it reasonably believes are made by a signer of this Agreement or a person authorized by a signer. This indemnity and excuse will survive this Agreement's termination.

D. TERMINATION DATE. The term of the Line of Credit will expire on June 01, 1999 (the "Termination Date"), unless sooner terminated by the Bank pursuant to
   Section V herein, or canceled by you pursuant to Section I.M. On such date, no further advances will be available to Borrower and the entire outstanding principal balance of the Line or Credit, together with all accrued and unpaid interest thereon, and fees and charges owing in connection therewith, shall be due and payable in full.

E. INTEREST RATE.

   1. Unless modified in accordance with Section I.E.3, the outstanding principal amount of the Line of Credit shall bear interest at a fluctuating Interest Rate per annum equal to the Bank's Reference Rate plus 2.000 percentage points, as said Reference Rate may change from time to time.

   The Reference Rate is the rate of interest publicly announced from time to time by the Bank in San Francisco, California as its Reference Rate. The Reference Rate is set by the Bank based on various factors, including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Bank's Reference Rate.

   2. Computation of Interest and Fees. All computations of interest and fees made or called for hereunder shall be calculated on the basis of a 360 day year and the actual number of days elapsed. This results in more interest or a higher fee than if a 365 day year is used.

   3. If, for any reason during the term of the line, the Automatic Repayment service mentioned in I.J.2. is terminated by the Borrower or the Bank, the Interest Rate on the line will increase by 1% (one percent), the amount of each payment will be increased accordingly, and the borrower agrees to pay a documentation fee of $75.

     4. At the Bank's sole option in each instance, any amount not paid when due under this Agreement (including interest) shall bear interest from the due date at the interest rate shown above in paragraph (1). This may result in compounding of interest.

F. SECURITY. As security for payment of this Line of Credit and all obligations provided for herein, you grant to us a security interest in the property described below. You also grant to us a security interest in all renewals of this property, other property substituted for it, and proceeds.

   (1) ACCOUNTS REC & INVENTORY; (2) 0 VIN., MISC. EQUIP.

G. CREDIT LIMIT. A Credit Limit has been set on your Line of Credit and is shown above. As you use the Line of Credit, all advances will be deducted from your credit limit. You agree not to allow the principal amount which you owe us at any one time to exceed your credit limit. We do not have to honor any request for an advance which, when added to your unpaid principal balance, would exceed your credit limit.

H. PROMISE TO PAY. For value received, you promise to pay interest according to the terms of this Agreement, all advances outstanding including reasonable attorneys' fees, court costs, and collection costs.

I. FEES. Upon execution of this Agreement you will pay a nonrefundable Loan Fee of ________. You may pay by check, charge to your checking account or you may obtain an advance on your Line of Credit to pay these charges, and the advance will be subject to all the terms of this Agreement.

J. PAYMENTS.

   1. The minimum payment due each month shall be interest, and shall be due and payable in full on the 10TH day of each month, or on the next business day if said date falls on a Saturday, Sunday, or Holiday for which the Bank is closed.

   2. Borrower hereby chooses to have the interest payments made pursuant to the Bank's Automatic Repayment service, and authorizes Bank to collect all sums due hereunder by charging the Account the full amount thereof. Should there be insufficient funds in the Account to pay when due all or any portion of the interest due, the full amount of such deficiency shall be immediately due and payable by Borrower. All sums received from Borrower for application to the Line of Credit shall be applied first, to interest then due, second, to the outstanding principal balance and third, to any fees and charges outstanding. This applies to payments initiated by Borrower and to any sums collected by Bank by charges to the Account.

   3. You can pay the outstanding balance on your Line of Credit in full or in part at any time without premium or penalty. We may accept partial payments, whether or not marked "paid in full" without losing our rights under this Agreement.

   Principal and/or interest payments should be made to:

   Bank of America National Trust and Savings Association
   Unit No. 1738
   PO BOX 6012
   PASADENA, CA 91102-6012

   If we receive your payment by 9:00 a.m. on any banking day, we will credit your Line of Credit as of that day. You may make your payment at any of our banking offices.

K. CHANGE OF ADDRESS. You agree to notify us promptly in writing of a change in your mailing address.

L. LINES SECURED BY STOCKS/BONDS.

   1. Margin Call. If at any time the credit limit to collateral value ratio exceeds 60% for lines secured partially or completely by stock, or 65% for lines secured only by bonds, we may send you notice requesting additional collateral. If the additional collateral is not received within the time given in the notice, you will be in default and we may terminate your Line of Credit as provided below.

   2. Restrictions on Use of Funds. You agree not to use your Account to finance the purchase of margin stock (as defined by Regulation U) or to pay obligations incurred in the purchase of such securities.

M. CANCELLATION BY YOU. You may cancel this Agreement by written notice to the Bank. At the time of cancellation, the outstanding balance will be immediately due and payable.

N. CONDITIONS.

   The Bank must receive the following items in form and content acceptable to the Bank before it is required to extend any credit to the Borrower under this Agreement.

A. AUTHORIZATIONS. Evidence that the execution, delivery and performance by the Borrower of this agreement and any instrument or agreement required under this agreement have been duly authorized.

B. GUARANTIES. Guaranties signed by those persons and in the amounts as required.

C. SECURITY AGREEMENTS. Signed original security agreements, deeds of

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        trust, financing statements and fixture filings (together with collateral in which the Bank requires a possessory security interest), which the Bank requires.

   D. Evidence of Priority. Evidence that security interests and liens in favor of the Bank are valid, enforceable, and prior to all others' rights and interests, except those the Bank consents to in writing.

III.    FINANCIAL STATEMENTS

   A. Borrower represents and warrants that Statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct, and said statements truly present the financial condition of Borrower as on the date thereof and the results of the operation of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date, there have been no material adverse changes in the ordinary course of business. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said statements, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said statements, other than in the ordinary and normal course of its business, which may have materially adverse effect upon its financial condition, operations or business as now conducted.

   B. The representation and warranty contained in Section A above shall apply to each financial statement submitted pursuant to Section IV.B herein and shall be continuous and shall be automatically restated for each such financial statement as of the date of such statement.

IV.     COVENANTS

        Borrower agrees that so long as Bank may have any commitment to land or it is indebted to Bank, it will, unless Bank shall otherwise consent in writing:

   A. INSURANCE. Maintain public liability, property damage and worker's compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. If the Borrower fails to maintain insurance on the security described in Section I.F. herein, the Bank may, in its sole discretion, obtain such insurance and the cost of premiums shall be payable on demand with interest at the interest rate herein.

        To maintain all risk property damage insurance policies covering the tangible property comprising the collateral. Each insurance policy must be in an amount acceptable to the Bank. The insurance must be issued by an insurance company acceptable to the Bank and must include a lender's loss payable endorsement in favor of the Bank in a form acceptable to the bank.

   B. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representative to have access to and to examine its properties, books and records at all reasonable times; and furnish Bank: (1) promptly, a notice in writing of the occurrence of any event of default hereunder or of any event which would become an event of default hereunder upon giving of notice, lapse of time, or both, and (2) the following financial information and statements and such additional information as requested by the Bank from time to time; (a) by one year from the note date and annually thereafter, the Borrower's annual financial statements must be compiled by a Certified Public Accountant ("CPA") acceptable to the Bank; (b) by one year from the note date and annually thereafter, the Borrower's federal income tax return (with all forms K-1 attached), together with a statement of any contributions made by the Borrower to any subchapter S corporation or trust, and copies of any extensions of the filing date; (c) each guarantor's annual financial statements in form satisfactory to the Bank by one year from the note date and annually thereafter; and (d) copies of each guarantor's federal income tax return (with all forms K-1 attached) by one year from the note date and annually thereafter, together with a statement of any contributions made by the guarantor to any subchapter S corporation or trust, and copies of any extensions of the filing date.

   C. TYPE OF BUSINESS. Not make any substantial change in the character of its business.

   D.   PURPOSE. Use the proceeds of this loan solely for business purposes.

   E. LOANS, SECONDARY LIABILITIES. Not make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

   F. ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Not purchase or otherwise acquire the assets or business of any person or other entity, or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor, or sell any assets except in the ordinary and normal course of its business as now conducted, or sell, lease, assign, or transfer any substantial part of its business or fixed assets or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same.

   G. OUTSIDE INDEBTEDNESS. Not create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from Bank except obligations now existing as shown in financial statements submitted pursuant to Section III.A herein; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due or to become due.

   H. COMPLIANCE WITH LAWS. Comply with the laws regulations and orders of any government body with authority over the Borrower's business.


V.      EVENTS OF DEFAULT

        The occurrence of any of the following events of default shall, at Bank's option, make all sums of principal and interest immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived and the Bank may exercise all its rights against the Borrower, any guarantor and any collateral as provided by law.

   A. FAILURE TO PAY INDEBTEDNESS. Failure to pay any installment of interest on any indebtedness of Borrower to Bank.

   B. OTHER DEFAULTS. The occurrence of any event of default whether or not waived by the obligee under any other indebtedness extended by an institution or individual shall constitute an event of default hereunder.

   C. BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this agreement binding upon Borrower.

   D. BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

   E. INSOLVENCY; RECEIVER OR TRUSTEE. Borrower, any guarantor of the indebtedness of Borrower to the Bank or general partner of Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property of business.

   F. JUDGMENTS, ATTACHMENTS. Any money judgment, writ, or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period of 10 days or in any event later than five days prior to the date of any proposed sale thereunder.

   G. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings, or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower, any guarantor of the indebtedness of Borrower to the Bank or general partner of Borrower, and, if instituted against it, shall be consented to.

   H. DEFAULT IN SECURITY DOCUMENTS. A default shall occur in any document or instrument provided by the Borrower to the Bank in connection with the security provided the Bank pursuant to Paragraph I.F. herein.

   I. MATERIAL ADVERSE CHANGE. Should a material adverse change occur in Borrower's financial condition or the financial condition of any guarantor of the Borrower's obligations to Bank, which, in the opinion of the Bank, would affect the ability of the Borrower to repay the Borrower's obligations hereunder, or of such guarantor to perform under its guaranty.

   J.   LOAN BALANCE. If the loan to collateral value reaches 100%.

   K. GUARANTY. Any guaranty of the indebtedness of the Borrower to the Bank, at any time after the execution and delivery of such guaranty and for any reason other than satisfaction in full of all indebtedness incurred hereunder, ceases to be in full force and effect or is declared to be null and void; or the validity or enforceability thereof is contested in a judicial proceeding; or any guarantor denies that it has any further liability under such guaranty, or should any guarantor default in any provision of any guaranty.

   L. LIEN PRIORITY. The Bank fails to have an enforceable first lien (except for any prior liens to which the Bank has consented in writing) on or security interest in any property given as security for this loan.

   M. DEATH. The Borrower or any guarantor dies (if the Borrower is a sole proprietorship, any owner dies; if the Borrower is a trust, a trustor dies; if the Borrower is a partnership, any general partner dies; or if the Borrower is a corporation, any principal officer or majority stockholder dies).

   N. GOVERNMENT ACTION. Any government authority takes action that the Bank believes materially adversely affects the Borrower's or any guarantor's financial condition or ability to repay.

If the Borrower is in default the Bank may also without prior notice, do any one or more of the following: (a) exercise any remedies available to a secured party under the Uniform Commercial Code or any other applicable law; (b) proceed in the foreclosure of its security interest in the property described in the paragraph entitled "Security"; (c) sell or otherwise dispose of the property at public or private sale, upon terms and in such manner as it may determine and it may purchase same at such sale; (d) refrain from disposing of the property and continue to maintain possession of the property for such time as it deems appropriate, and Borrower takes the risk of any depreciation in the value of the property pending disposition; or (e) transfer any of the property into the name of Bank or Bank's nominee.

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VI. MISCELLANEOUS PROVISIONS

 A. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

 B. OTHER AGREEMENTS. Nothing herein shall in any way limit the effect of the conditions set forth in any security or other agreement executed by the Borrower, but each and every condition hereof shall be in addition thereto.

 C. GOVERNING LAW. This Agreement will be governed by the interpreted in accordance with the laws of the State of California.

 D. SEVERABILITY. If any provision of this Agreement is held to be unenforceable, such determination shall not affect the validity of the remaining provisions of the Agreement.

 E. SUCCESSORS AND ASSIGNS. This Agreement is binding on the Borrower's and the Bank's successors and assignees. The Borrower agrees that it may not assign this agreement without the Bank's prior consent.

 F. ARBITRATION.

    1. This paragraph concerns the resolution of any controversies or claims between the Borrower and the Bank, including but not limited to those that arise from: (a) This Agreement (including any renewals, extensions or modifications of this Agreement); (b) Any document, agreement or procedure related to or delivered in connection with this Agreement; (c) Any violation of this Agreement; or (d) Any claims for, damages resulting from any business conducted between the Borrower and the Bank, including claims for injury to persons, property or business interests (torts).

    2. At the request of the Borrower or the Bank, any such controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this agreement provides that it is governed by California law.

    3. Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration.

    4. For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this paragraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this paragraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations.

    5. If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

    6. The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

    7. The procedure described above will not apply if the controversy or claim, at the time of the proposed submission to arbitration, arises from or relates to an obligation to the Bank secured by real property located in California. In this case, both the Borrower and the Bank must consent to submission of the claim or controversy to arbitration. If both parties do not consent to arbitration, the controversy or claim will be settled as follows: (a) The Borrower and the Bank will designate a referee (or panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings; (b) The designated referee (or panel of referees) will be appointed by a court as provided in California Code of Civil Procedures Section 638 and the following related sections; (c) The referee (or the presiding referee of the panel) will be an active attorney or a retired judge; and (d) The award that entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

    8. This provision does not limit the right of the Borrower or the Bank to:
    (a) exercise self-help remedies such as setoff; (b) foreclose against or sell any real or personal property collateral or (c) act in a court of law, before, during or after the arbitrator proceeding to obtain (i) an interim remedy; and/or (ii) additional or supplementary remedies.

    9. The pursuit of or a successful action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of the Borrower or the Bank, including the suing party, to submit the controversy or claim to arbitration if the other party contests the lawsuit. However, if the controversy or claim arises from or relates to an obligation to the Bank which is secured by real property located in California at the time of the proposed submission to arbitration, this right is limited according to the provision above requiring the consent of both the Borrower and the Bank to seek resolution through arbitration.

    10. If the Bank forecloses against any real property securing this Agreement, the Bank has the option to exercise the power of sale under the deed of trust or mortgage, or to proceed by judicial foreclosure.

 G. HAZARDOUS WASTE INDEMNIFICATION. The Borrower will indemnify and hold harmless the Bank from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance. This Indemnity will apply whether the hazardous substance is on, under or about the Borrower's property or operations or property leased to the Borrower. The Indemnity includes but is not limited to attorney's fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The Indemnity extends to the Bank, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. For these purposes, the term "hazardous substances" means any substance which is or becomes designated as "hazardous" or "toxic" under any federal, state or local law. This Indemnity will survive repayment of the Borrower's obligations to the Bank.

 H. MULTIPLE BORROWERS. If two or more borrowers sign this agreement, each will be individually obligated to repay the Bank in full, and all will be obligated together.

 I. ONE AGREEMENT. This agreement and any related security or other agreements required by this Agreements, collectively: (1) represent the sum of the understandings and agreements between the Bank and the Borrower concerning this credit; and (2) replace any prior oral or written agreements between the Bank and the Borrower concerning this Agreement and any other agreements required by this Agreement, this Agreement and any other agreements required by this Agreement, this Agreement will prevail.

 J. NOTICE. As required herein, notice to the Bank shall be sent to the address shown on your latest billing statement, to be effective when received.

    Notice to you shall be sent to you at your address in our records, to be effective when deposited in the U.S. mail, postage prepaid, unless otherwise stated in the notice.

    This Agreement is executed as of the date stated at the top of the first page.

    This Agreement is subject to a document entitled Addendum to Business Line Agreement dated September 15, 1998 attached and made a party thereof by this reference.

    PACIFIC SOFTWORKS, INC.

    -------------------------------------

    BY:
        ----------------------------------
        GLENN RUSSELL, PRESIDENT

    By:
       ----------------------------------
       LAURA RUSSELL, SECRETARY


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[LOGO] BANK OF AMERICA
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                                               BUSINESS LOAN CONTINUING GUARANTY

in this guaranty, the guarantor refers to each business organization or person who signs below. The Bank refers to Bank of America National Trust and Savings Association.

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1. GUARANTY
-------------------------------
In consideration of the financial arrangements between the Bank and the borrowers listed below, the guarantor guarantees payment of, and agrees to pay to the order of the Bank, the debts to the Bank of:

PACIFIC SOFTWORKS, INC.

-------------------------------
BORROWER'S NAME

If there are two or more borrowers, the guarantor guarantees payment of any debt they incur together as well as debt each one incurs alone. The debt includes all obligations to the Bank the borrower incurs:
- at any time, past, present, or future;
- voluntarily or involuntarily;
- directly or indirectly; or
- individually or together with others.

The debt includes obligations;
- absolute or contingent;
- liquidated or unliquidated; or
- for a determined or undetermined amount.

This guaranty is continuous. Until revoked, it covers debts the borrower incurs even after fully repaying any previous debts. Each guarantor's obligations remain and will not be affected in the event of revocation by any other guarantor.

This guaranty is unconditional. The Bank may require the guarantor to pay even if the Bank does not:
- proceed against any borrower, guarantor, or other party;
- perfect any security interest;
- proceed against any security; or
- pursue any other remedy.

The Bank may release or add guarantors without releasing any other guarantor. The Bank may require the guarantor to pay even if a statute of limitations or disability bars recovery from the borrower, or the debt is or becomes otherwise unenforceable.

The guarantor waives the benefit of any statute of limitations that would apply to this guaranty.

The guarantor's obligations are independent of the borrower's obligations, and the Bank may sue the guarantor without suing the borrower.

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2. LIMITS OF THE GUARANTY
-------------------------------

At any one time, this guaranty is limited to:
- the principal amount of $250,000.00; plus
- any interest, fees, and other expenses arising out of the debt, or the part of the debt covered by the limit of the principal amount.

The guarantor is not obligated for any amount over this limit, although the Bank may allow the borrower's debt to go above it.

The guarantor has the right to make a payment to the Bank on the debt and reduce the guaranty by that amount, but only if the Bank receives a written request to reduce the guaranty before or at the same time as the payment.

This guaranty is in addition to any other guaranty given by the guarantor.

If any borrower is a partnership and any guarantor is a general partner of that partnership, then such guarantor will not be liable under this guaranty for any debt of such borrower which is secured by real property; provided, however, that such guarantor will remain liable under partnership law for all debt of such borrower.

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3. RIGHTS OF THE BANK
-------------------------------

The Bank may from time to time, without notice to or demand on the guarantor:
- change the interest rate on or renew the debt;
- accelerate, extend, compromise, or otherwise change the repayment period of the debt;
- receive, substitute, or release collateral for the debt;
- sell, otherwise dispose of, or apply collateral in any order;
- apply amounts received from anyone other than the guarantor to any unguaranteed part of the debt;
- assign or sell the whole or a portion of the debt and this guaranty; or
- foreclose any deed of trust securing the debt, either by judicial foreclosure or power of sale. The guarantor understands and acknowledges that if the Bank forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the debt, that foreclosure could impair or destroy any ability that the guarantor may have to seek reimbursement, contribution or indemnification from the borrower or others based on any right the guarantor may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by the guarantor under this guaranty. The guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of the guarantor's rights, if any, may entitle the guarantor to assert a defense to this guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal.App.2d.40 (1968). By executing this guaranty, the guarantor freely, irrevocably and unconditionally: (i) waives and relinquishes that defense and agrees that the guarantor will be fully liable under this guaranty even though the Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the debt; (ii) agrees that the guarantor will not assert that defense in any action or proceeding which the Bank may commence to enforce this guaranty; (iii) acknowledges and agrees that the rights and defenses waived by the guarantor in this guaranty include any right or defense that the guarantor may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that the Bank is relying on this waiver in creating the debt, and that this waiver is a material part of the consideration which the Bank is receiving for creating the debt.

The Bank may, at its option, request periodic financial statements from the guarantor. The guarantor agrees to supply these statements promptly, whenever they are requested.

The Bank may exercise these rights either before or after the guarantor revokes this guaranty, and without affecting any obligation under this guaranty.

The Bank may assign this guaranty, in whole or part, without notice, and the Bank and any assignee or purchaser, or any prospective assignee or purchaser of the debt, may exchange financial information about the guarantor with each other in connection with any assignment or purchase transaction.

If a borrower is a corporation or partnership, the Bank is not required to investigate the powers of anyone acting on the borrower's behalf.

--------------------------------------------------------------------------------

----------------------------------
4. PROTECTING THE BANK'S INTEREST
----------------------------------

The guarantor agrees that any amounts the borrower owes the guarantor now or in the future are subordinated to the borrower's debt to the Bank. If the Bank requires, the guarantor, as a trustee for the Bank, will collect amounts the borrower owes the guarantor and pay them to the Bank in reduction of the debt to the Bank, without affecting or reducing any obligations under this guaranty.

The guarantor agrees that the guarantor does not have any:
- right of subrogation, reimbursement, indemnification or contribution arising from the existence or performance of this guaranty. This includes any such rights arising from contract, statutory law or otherwise, and includes any claim of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute;
- right to enforce a remedy which the Bank now has or may later have against the borrower;
- right to participate in security now or later held by the Bank; or
- right to any defense based on a claim that the obligations under this guaranty are more burdensome or are in excess of the borrower's debt to the Bank.

The guarantor is solely responsible for obtaining any financial information from the borrower the guarantor may require. The Bank is not required to give the guarantor any information about the borrower's business operations or financial condition, or any other notices or demands of any kind, including notices of new debts that may be incurred by the borrower, notices of default or notice of acceptance of this guaranty.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
------------------------------------
5. SECURITY AND RIGHT OF SETOFF
------------------------------------
To secure all the debts covered by this guaranty, the guarantor assigns and grants to the Bank a security interest in all of the guarantor's:
- money;
- securities;
- deposit accounts and their proceeds; and
- any other property maintained in the possession of the Bank.

If the borrower defaults, or if any of the guarantor's obligations to the Bank are not fulfilled, the Bank may immediately use any money or proceeds of the guarantor's deposit accounts, securities, or other property in the Bank's possession to reduce the debt.

The Bank may also foreclose on any other collateral as provided in the Uniform Commercial Code and in any security agreements between the Bank and the guarantor.

--------------------------------------------------------------------------------
------------------------------------
6. ARBITRATION
------------------------------------
This paragraph concerns the resolution of any controversies or claims between the guarantor and the Bank, including but not limited to those that arise from:
 (a) This guaranty (including any renewals, extensions or modifications of this guaranty);
 (b) Any document, agreement or procedure related to or delivered in connection with this guaranty;
 (c) Any violation of this guaranty; or
 (d) Any claims for damages resulting from any business conducted between the guarantor and the Bank, including claims for injury to persons, property or business interests (torts).

At the request of the guarantor or the Bank, any such controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this guaranty provides that it is governed by California law.

Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration.

For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this paragraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this paragraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis.

If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

The procedure described above will not apply if the controversy or claim, at the time of the proposed submission to arbitration, arises from or relates to an obligation to the Bank secured by real property located in California. In this case, both the guarantor and the Bank must consent to submission of the claim or controversy to arbitration. If both parties do not consent to arbitration, the controversy or claim will be settled as follows:
 (a) The guarantor and the Bank will designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;
 (b) The designated referee (or the panel of referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;
 (c) The referee (or the presiding referee of the panel) will be an active attorney or a retired judge; and
 (d) The award that results from the decision of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedures Sections 644 and 645.

This provision does not limit the right of the guarantor or the Bank to:
 (a) exercise self-help remedies such as setoff;
 (b) foreclose against or sell any real or personal property collateral; or
 (c) act in a court of law, before, during or after the arbitration proceeding to obtain an interim remedy and/or additional or supplementary remedies.

The pursuit of or a successful action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of the guarantor or the Bank, including the suing party, to submit the controversy or claim to arbitration if the other party contests the lawsuit. However, if the controversy or claim arises from or relates to an obligation to the Bank which is secured by real property located in California at the time of the proposed submission to arbitration, this right is limited according to the provision above requiring the consent of both the guarantor and the Bank to seek resolution through arbitration.

If the Bank forecloses against any real property securing this guaranty, the Bank has the option to exercise the power of sale under the deed of trust or mortgage, or to proceed by judicial foreclosure.

--------------------------------------------------------------------------------
------------------------------------
7. EXPENSES
------------------------------------
The guarantor agrees to pay all reasonable attorneys' fees, including allocated costs of the Bank's in-house counsel, court costs and all other expenses the Bank incurs in enforcing this guaranty. The expenses covered by this provision include attorneys' fees and costs of any arbitration proceeding related to this guaranty.

--------------------------------------------------------------------------------
------------------------------------
8. REVOKING THIS GUARANTY
------------------------------------
The guarantor may revoke this guaranty as to future transactions at any time, provided the guarantor renounces any consideration given in return for the guaranty of such transactions. The guarantor is obligated on all credit extended by the Bank to the borrower until the Bank receives a written notice at the address shown below revoking the guaranty.

Any revocation will not affect the guarantor's obligation for any transactions that preceded receipt of the written notice, and the guarantor will remain obligated on all debts related to these transactions, even if those debts, before or after the revocation, have been renewed or modified or any of their terms have been changed in any way.

If this guaranty is revoked, cancelled or returned, and the Bank later must refund or rescind a payment, or transfer an interest in property back to the borrower, this guaranty will be reinstated as to that payment or interest.

--------------------------------------------------------------------------------
------------------------------------
9. ENFORCING THIS GUARANTY
------------------------------------
This guaranty is governed by California law, and the Bank may sue the guarantor in courts in California.

The Bank may delay or waive exercising or enforcing any of its rights, including its rights of setoff and lien, without losing them. These rights continue until the Bank waives them in writing.

If the guarantor is an individual and is married, or if an individual signing on behalf of a sole proprietorship or partnership is married, the Bank may proceed against his or her separate property for any obligations under this guaranty.

--------------------------------------------------------------------------------
                                  Page 2 of 3

--------------------------------------------------------------------------------
------------------------------------
10. SIGNATURES/DATE
------------------------------------
All guarantors who sign are obligated individually and together under this guaranty. All guarantor signatures must be notarized if this guaranty is not signed in the presence of a Bank officer.

This document was prepared on September 15, 1998.

ADDRESS FOR NOTICES TO THE BANK:

Bank of America National Trust and Savings Association
Unit No. 1737
             ---------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

THE RUSSELL TRUST DATED JUNE 23, 1997
-------------------------------------

____________________________ 09/15/98
GLENN P. RUSSELL, TRUSTEE

____________________________ 09/15/98
LAURA J. RUSSELL, TRUSTEE



--------------------------------------------------------------------------------
                                  Page 3 of 3

[LOGO] Bank of America
================================================================================
                                                  CORPORATE RESOLUTION TO BORROW

Resolved that PACIFIC SOFTWORKS, INC., a CALIFORNIA corporation, borrow from Bank of America National Trust and Savings Association.

--------------------------
1. BORROWING LIMIT
--------------------------

Resolved that at any one time the total borrowing authorized by this resolution is limited to the principal amount of $250,000 plus any interest and fees.

The amount authorized by this resolution is in addition to any amounts authorized by any other resolution that has not been revoked.

--------------------------------------------------------------------------------

--------------------------
2. AUTHORIZATION
--------------------------

Resolved that ANY ONE ACTING ALONE of the following officers (and their successors in office) may act for the corporation, including deciding how much and when to borrow.

1.      GLENN RUSSELL                           PRESIDENT
-------------------------------------------------------------------------------
        Name                                    Title

2.      LAURA RUSSELL                           SECRETARY
-------------------------------------------------------------------------------
        Name                                    Title

3.
-------------------------------------------------------------------------------
        Name                                    Title

4.
-------------------------------------------------------------------------------
        Name                                    Title


--------------------------------------------------------------------------------
These officers are also authorized to:

o sign and deliver to the Bank any documents evidencing the corporation's debt or any other agreements or documents the Bank may require and the officers approve;

o  request and agree to renewals or extensions;

o grant a security interest in any property owned or controlled by the corporation as security for any borrowing under this resolution or other amounts the corporation owes the Bank;

o  apply for and obtain letters of credit; and

o discount or sell security agreements, leases, bailment agreements, acceptances, drafts, receivables, notes and other evidences of debt to the Bank. These officers may endorse these documents in the corporation's name and guarantee payment.

--------------------------------------------------------------------------------

--------------------------
3. REVOCATION
--------------------------

Resolved that the Bank is authorized to act on this resolution until notified in writing of its revocation.

--------------------------------------------------------------------------------
----------------------------
4. SECRETARY'S CERTIFICATION
----------------------------

I, LAURA RUSSELL, the corporate secretary of the corporation named above, certify that this is an accurate copy of a resolution of its board of directors. The board adopted it as required by state law and the corporation's by-laws. It was adopted by a quorum of the board at a legal meeting of said Board duly and regularly held.

I also certify that this resolution is still in effect and has not been amended or revoked. The signatures below are those of the officers authorized to sign for this corporation by this resolution.

This certification was prepared on September 15, 1998.

--------------------------
5. SIGNATURES
--------------------------

Authorized Signatures:


                                                GLENN RUSSELL
--------------------------------------------------------------------------------
Signature                                       Print name


                                                LAURA RUSSELL
--------------------------------------------------------------------------------
Signature                                       Print name



--------------------------------------------------------------------------------
Signature                                       Print name



--------------------------------------------------------------------------------
Signature                                       Print name


--------------------------------------------------------------------------------
Affix corporate seal here



--------------------------------------------------------------------------------



-------------------------------------    ---------------------------------------
                                                LAURA RUSSELL, SECRETARY


--------------------------------------------------------------------------------

[B of A Logo]
================================================================================
                                           CORPORATE RESOLUTION TO SIGN GUARANTY

Resolved that LUKE SYSTEMS INTERNATIONAL a CALIFORNIA corporation, guarantee payment of the debt of PACIFIC SOFTWORKS, INC. (the borrower) to Bank of America National Trust and Savings Association (the bank). Resolved that this corporation will receive a business benefit from the borrower's financial arrangements with the Bank and therefore will benefit from guaranteeing the debt.

-------------------------------------
   1. BORROWING LIMIT
-------------------------------------
   Resolved that at any one time the total   This amount is in addition to any
   borrowing authorized by this resolution   other debt of the same borrower
   is limited to the principal amount of     guaranteed under the authorization
   $250,000.00 plus any interest and fees.   of separate resolutions.

-------------------------------------
   2. AUTHORIZATION
-------------------------------------
   Resolved that any ANY ONE ACTING ALONE of the officers named below (and their successors in office) are authorized to:

   * sign the guaranty for the corporation;   * sign and deliver to the Bank any
                                                additional documents the Bank
   * grant a security interest in any           may require and the officers
     property owned or controlled by the        approve.
     corporation as security for the
     guaranty; and

   1.  GLENN RUSSELL                                   PRESIDENT
     ---------------------------------------------------------------------------
     Name                                                 Title

   2.  GLENN RUSSELL                                   SECRETARY
     ---------------------------------------------------------------------------
     Name                                                 Title

   3.
     ---------------------------------------------------------------------------
     Name                                                 Title

   4.
     ---------------------------------------------------------------------------
     Name                                                 Title

-------------------------------------
   3. REVOCATION
-------------------------------------

   Resolved that the Bank is authorized to act on this resolution until notified in writing of its revocation.

-------------------------------------
   4. SECRETARY'S CERTIFICATION
-------------------------------------

   I, GLENN RUSSELL, the corporate           I also certify that this resolution
   secretary of the corporation named        is still in effect and has not been
   above, certify that this is an            amended or revoked. The signatures
   accurate copy of a resolution of its      below are those of the officers
   board of directors. The board adopted     authorized to sign for this
   it as required by state law and the       corporation by this resolution.
   corporation's by-laws. It was adopted
   by a quorum of the board at a legal       This certification was prepared on
   meeting of said Board duly and            September 15, 1998.
   regularly held.
-------------------------------------
   5. SIGNATURES
-------------------------------------
   Authorized Signatures:

                                                  GLENN RUSSELL
      -------------------------------------------------------------------------
      Signature                              Print name

                                                  GLENN RUSSELL
      -------------------------------------------------------------------------
      Signature                              Print name


      -------------------------------------------------------------------------
      Signature                              Print name


      -------------------------------------------------------------------------
      Signature                              Print name

-------------------------------------------------------------------------------
 Affix corporate seal here


-------------------------------------------------------------------------------



   --------------------------------------     ---------------------------------
                                                  GLENN RUSSELL, SECRETARY

-------------------------------------------------------------------------------

                             TRUST AUTHORITY LETTER

TO: Bank of America National Savings Association (the "Bank")

In accordance with California Probate Code Section 18100.5, the undersigned declare:

1. The undersigned, GLENN P. RUSSELL and LAURA J. RUSSELL (the "Trustees") are all of the duly appointed and acting trustees of the RUSSELL TRUST DATED JUNE 23, 1997 Trust (the "Trust").

2. The Trust is evidenced by that certain DECLARATION OF TRUST (the "Trust Agreement") executed on JUNE 23, 1997. The Trust Agreement is still in full force and effect and
           [ ] has not been amended, altered, revoked or terminated in any way.
           [ ] has been amended on the following dates: _____________________.

3. The trust is currently REVOCABLE.

4. [ ] (a) The Trustees have requested a _________________ (the "Credit") from the Bank to the Trustees. This Credit will be secured by a security interest or deed of trust on ___________________________ owned by the Trust.

   [ ] (b) _____________________________________________________, trustor(s) of the Trust, have requested in their personal capacity a _____________ (the "Credit") from the Bank. The Credit will be
           [ ] secured by a security interest or deed of trust on _____________
               owned by the Trust.
           [X] guaranteed by the Trust.

5. The Trustees are duly authorized under the terms of the Trust Agreement to enter into the transactions described above. The transactions are being entered into for a proper trust purpose.
   [ ] The documentation for the transaction may be signed by any one of the Trustees, acting alone.

   [X] (c) PACIFIC SOFTWORKS, INC. has/have requested a Business Line (the
           "Credit") from the Bank. The Credit will be
           [ ] secured by a security interest or deed of trust on
               ________________________________________________________________
               ________________________________________________________________
               owned by the Trust.
           [X] guaranteed by the Trust.

6. Attached to this certificate are
   [X] true and correct copies of the Trust Agreement and any amendments to the Trust Agreement.
   [ ] true and correct copies of each portion of the Trust Agreement, and any amendments to the Trust Agreement, which designate the undersigned as trustees of the Trust and confer upon the Trustees the power to enter into the transactions described above.

7. We agree to immediately notify the Bank if:
   (a) the Trust is revoked or terminated;
   (b) the Trust is amended, in which case we agree to also provide the Bank with correct copies of the amendment(s);
   (c) one or more trustee(s) change, in which case we also provide the Bank with signature exemplars of any new trustee(s);
   (d) [X] or the Trust becomes irrevocable.

   We understand that the occurrence of any of the events described in this paragraph may affect the right of the trustees of the Trust to incur further obligations or to further encumber the property. The Bank shall be authorized to continue to rely on this certificate until it receives notice as provided above. This agreement shall bind the Trustors, the current and successor trustees, and the current and successor beneficiaries.

Executed on September 15, 1998

Trustees: GLENN P. RUSSELL and LAURA J. RUSSELL

By                                     By
  ---------------------------------      ----------------------------------
  GLENN P. RUSSELL, TRUSTEE              LAURA J. RUSSELL, TRUSTEE

By                                     By
  ---------------------------------      ----------------------------------

[BANK OF AMERICA LOGO]

--------------------------------------------------------------------------------
                                                             SECURITY AGREEMENT:
                                            RECEIVABLES, INVENTORY AND EQUIPMENT

TO: Bank of America National Trust and Savings Association

Unit No. 1737
---------------------------------------
141 MISSION FALLS LN
---------------------------------------
FREMONT, CA 94539
---------------------------------------

--------------------------------------------------------------------------------
1.    THE SECURITY
--------------------------------------------

            The undersigned PACIFIC SOFTWORKS, INC. ("Borrower") hereby assigns and grants to Bank of America National Trust and Savings Association ("Bank") a security interest in the following described property ("Collateral"):

(a) The Collateral includes all of the following, whether now owned or hereafter acquired by Borrower: accounts, contract rights, chattel paper, instruments, deposit accounts, and general intangibles; and all returned or repossessed goods which, on sale or lease, resulted in an account or chattel paper.

(b) The Collateral includes all inventory now owned or hereafter acquired by Borrower.

(c) The Collateral includes all machinery, furniture, fixtures and other equipment of every type now owned or hereafter acquired by Borrower (including, but not limited to, the equipment described in the attached Equipment Description, if any).

(d) All negotiable and nonnegotiable documents of title now owned or hereafter acquired by Borrower covering any of the above-described property.

(e) All rights under contracts of insurance now owned or hereafter acquired by Borrower covering any of the above-described property.

(f) All proceeds, product, rents and profits now owned or hereafter acquired by Borrower of any of the above-described property.

(g) All books and records now owned or hereafter acquired by Borrower pertaining to any of the above-described property, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory ("Books and Records").

--------------------------------------------------------------------------------
2.    THE INDEBTEDNESS
--------------------------------------------

      The Collateral secures and will secure all indebtedness of Borrower to Bank. For the purposes of this Agreement, "Indebtedness" means all loans and advances made by Bank to Borrower and all other obligations and liabilities of Borrower to Bank, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, or whether incurred directly or acquired by Bank by assignment or otherwise. Unless Borrower shall have otherwise agreed in writing, indebtedness, for the purposes of this Agreement, shall not include "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act or any regulations promulgated thereunder.

--------------------------------------------------------------------------------
3.    BORROWER'S COVENANTS
--------------------------------------------

      Borrower covenants and warrants that unless compliance is waived by Bank in writing:

      (a) Borrower will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.

      (b) Borrower has notified Bank in writing of, and will notify Bank in writing prior to any change in, the locations of (i) Borrower's place of business or Borrower's chief executive office if Borrower has more than one place of business, and (ii) any Collateral, including the Books and Records.

      (c) Borrower will notify Bank in writing prior to any change in Borrower's name, identity or business structure.

      (d) Borrower will maintain and keep in force insurance covering Collateral designated by Bank against fire and extended coverages. Such insurance shall require losses to be paid on a replacement cost basis, be issued by insurance companies acceptable to Bank in a form acceptable to Bank.

      (e) Borrower has not granted and will not grant any security interest in any of the Collateral except to Bank, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of Bank.

      (f) Borrower will not sell, lease, agree to sell or lease, or otherwise dispose of, or remove from Borrower's place of business (i) any inventory except in the ordinary course of business as heretofore conducted by Borrower, or (ii) any other Collateral except with the prior written consent of Bank.

      (g) Borrower will promptly notify Bank in writing of any event which affects the value of the Collateral, the ability of Borrower or Bank to dispose of the Collateral, or the rights and remedies of Bank in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(h) If any Collateral is or becomes the subject of any registration certificate or negotiable document of title, including any warehouse receipt or bill of lading, Borrower shall immediately deliver such document to Bank.

(i) Borrower will not attach any Collateral to any real property or fixture in a manner which might cause such Collateral to become a part thereof unless Borrower first obtains the written consent of any owner, holder of any lien on the real property or fixture, or other person having an interest in such property to the removal by Bank of the Collateral from such real property or fixture. Such written consent shall be in form and substance acceptable to Bank and shall provide that Bank has no liability to such owner, holder of any lien, or any other person.

(j) Until Bank exercises its rights to make collection, Borrower will diligently collect all Collateral.

------------------------------------
4. ADDITIONAL OPTIONAL REQUIREMENTS
------------------------------------
Borrower agrees that Bank may at its option at any time, whether or not Borrower is in default:

(a) Require Borrower to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to Bank in kind.

(b) Require Borrower to deliver to Bank (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.

(c) Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.

(d) Require Borrower to deliver to Bank any instruments or chattel paper.

(e) Require Borrower to obtain Bank's prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any inventory.

(f) Notify any account debtors, any buyers of the Collateral, or any other persons of Bank's interest in the Collateral.

(g) Require Borrower to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under Bank's exclusive control.

(h) Demand and collect any payments and proceeds of the Collateral. In connection therewith Borrower irrevocably authorizes Bank to endorse or sign Borrower's name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to Borrower and remove therefrom any payments and proceeds of the Collateral.

--------------------------------------------------------------------------------
------------------------------------
5. DEFAULTS
------------------------------------
Any one or more of the following shall be a default hereunder:

(a) Borrower fails to pay any indebtedness when due.

(b) Borrower breaches any term, provision, warranty or representation under this Agreement, or under any other obligation of Borrower to Bank.

(c) Any custodian, receiver or trustee is appointed to take possession, custody or control of all or a substantial portion of the property of Borrower or of any guarantor of any indebtedness.

(d) Borrower or any guarantor of any indebtedness becomes insolvent, or is generally not paying or admits in writing its inability to pay its debts as they become due, fails in business, makes a general assignment for the benefit of creditors, dies or commences any case, proceeding or other action under any bankruptcy or other law for the relief of, or relating to, debtors.

(e) Any case, proceeding or other action is commenced against Borrower or any guarantor of any indebtedness under any bankruptcy or other law for the relief of, or relating to, debtors.

(f) Any involuntary lien of any kind or character attaches to any Collateral.

(g) Any financial statements, certificates, schedules or other information now or hereafter furnished by Borrower to Bank proves false or incorrect in any material respect.

--------------------------------------------------------------------------------
------------------------------------
6. BANK'S REMEDIES AFTER DEFAULT
------------------------------------
In the event of any default Bank may do any one or more of the following:

(a) Declare any indebtedness immediately due and payable, without notice or demand.

(b) Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

(c) Enforce the security interest of Bank in any deposit account of Borrower maintained with Bank by applying such account to the indebtedness.

(d) Require Borrower to assemble the Collateral, including the Books and Records, and make them available to Bank at a place designated by Bank.

--------------------------------------------------------------------------------
                                  Page 2 of 3

     (e) Enter upon the property where any Collateral, including any books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of Borrower's equipment, if Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.

     (f) Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to Borrower.

     (g) Use or transfer any of Borrower's rights and interests in any Intellectual Property now owned or hereafter acquired by Borrower, if Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral. Borrower agrees that any such use or transfer shall be without any additional consideration to Borrower. As used in this paragraph, "Intellectual Property" includes, but is not limited to, all trade secrets, computer software, service marks, trademarks, trade names, trade styles, copyrights, patents, applications for any of the foregoing, customer lists, working drawings, instructional manuals, and rights in processes for technical manufacturing, packaging and labelling, in which Borrower has any right or interest, whether by ownership, license, contract or otherwise.

     (h) Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral.

     (i) Take such measures as Bank may deem necessary or advisable to take possession of, hold, preserve, process, or lease, sell or lease, or otherwise dispose of, any Collateral, and Borrower hereby irrevocably constitutes and appoints Bank as Borrower's attorney-in-fact to perform all acts and execute all documents in connection therewith.
________________________________________________________________________________
---------------------------------------
7. MISCELLANEOUS
---------------------------------------

     (a) Any waiver, express or implied, of any provision hereunder and any delay or failure by Bank to enforce any provision shall not preclude Bank from enforcing any such provision thereafter.

     (b) Borrower shall, at the request of Bank, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as Bank may reasonably deem necessary.

     (c) All notes, security agreements, subordination agreements and other documents executed by Borrower or furnished to Bank in connection with this Agreement must be in form and substance satisfactory to Bank.

     (d) This Agreement shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

     (e) All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

     (f) All terms not defined herein are used as set forth in the Uniform Commercial Code.

     (g) In the event of any action by Bank to enforce this Agreement or to protect the security interest of Bank in the Collateral, or to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, Borrower agrees to pay immediately the costs and expenses thereof, together with reasonable attorney's fees and allocated costs for in-house legal services.

     (h) Any Borrower who is married agrees that such Borrower's separate property shall be liable for payment of the Indebtedness if such Borrower is personally liable for the Indebtedness.
________________________________________________________________________________
---------------------------------------
8. SIGNATURES/DATE
---------------------------------------

     This document was prepared on September 15, 1998.


PACIFIC SOFTWORKS, INC.
--------------------------------------------------

By
   -----------------------------------------------
 GLENN RUSSELL, PRESIDENT

By
   -----------------------------------------------
LAURA RUSSELL, SECRETARY
________________________________________________________________________________

[LOGO] BANK OF AMERICA
================================================================================
                                 AUTHORIZATION FOR DISBURSEMENT OF LOAN PROCEEDS

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
               BUSINESS LENDING SERVICES                 Date September 15, 1998


The BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION BUSINESS LENDING SERVICES is authorized to disburse the proceeds of that certain note dated September 15, 1998 in the amount of $250,000.00 executed by the undersigned, as follows:

Pay by cashiers check to                              No.                     $0.00
                         ---------------------------      ---------  ----------------
Pay by cashiers check to                              No.                     $0.00
                         ---------------------------      ---------  ----------------
Pay by purchase draft to                              No.                     $0.00
                         ---------------------------      ---------  ----------------
Credit Account                                        No.                     $0.00
               -------------------------------------      ---------  ----------------
Credit Account                                        No.                     $0.00
               -------------------------------------      ---------  ----------------
Renew Loan No. 7002            Remainder Undisbursed                    $250,000.00
               -------------
Payoff Loan No.                 As of:                                        $0.00
               -------------           -------------------------     ----------------
Undisbursed                                                                   $0.00
               --------------------------------------------          ----------------
Other                                                                         $0.00
               --------------------------------------------          ----------------
Fees           Financed Fees                                                  $0.00
               -------------------------------------                 ----------------
                                                      TOTAL:            $250,000.00
                                                                     ----------------

Collect interest in the amount of __________________ to _____________

Borrower hereby authorizes the Bank to deduct from loan proceeds any uncollected fees and any uncollected interest due from the Borrower to the Bank.

                                        1718394-7002
                                      ------------------------------------------
                                        PACIFIC SOFTWORKS, INC.
                                      ------------------------------------------
Breakdown of fees are as follows:       By
                                           -------------------------------------
                                         GLENN RUSSELL, PRESIDENT
                                        By
                                           -------------------------------------
                                         LAURA RUSSELL, SECRETARY
Loan fee:
                    --------------
Doc fee:
                    --------------
Setup fee:
                    --------------

                    --------------

                    --------------

Inspection fee:
                    --------------
Appraisal fee:
                    --------------
Escrow fee:
                    --------------
Title fee:
                    --------------
Lot book fee:
                    --------------
Recording fee:
                    --------------
Extension fee:
                    --------------
Credit report fee:
                    --------------
UCC filings fee:
                    --------------
    service fee:
                    --------------
Credit Life Ins fee:
                    --------------
TOTAL FEES:                  $0.00
                    --------------

[BANK OF AMERICA LOGO]
--------------------------------------------------------------------------------
                                             ADDENDUM TO BUSINESS LINE AGREEMENT
                                                               FEES/DEFAULT RATE

This Addendum dated September 15, 1998 is part of the Business Line Agreement between PACIFIC SOFTWORKS, INC. ("Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank") dated September 15, 1998 (the "Agreement").

The Borrower agrees, so long as credit is available under the Agreement, and until the Bank is repaid in full:

[X] I.   FEES

    (a) STATEMENT COPY FEE. A fee may be charged for each statement copy requested, plus an hourly charge for any necessary research time.

    (b) LATE FEE. If payment is not received within 15 days after the date the payment is due, a late charge of 6% of the unpaid portion of the payment amount, with a minimum of $5 and a maximum of $15 may be assessed.
    This fee may be changed by the Bank at its option.

    (c) OVERLIMIT FEE. An overlimit fee of $15 may be assessed each time the Borrower exceeds the Credit Limit, regardless of whether the Bank permits the Borrower to exceed the Credit Limit.

    (d) RETURNED ITEM FEE. The Borrower may be charged a returned item fee of $10 each time a payment is returned or if there are insufficient funds in the Checking Account when a payment is attempted through Automatic Payment Service.

[ ] II.  DEFAULT RATE.

    Upon the occurrence and during the continuation of any default under the Agreement, amounts outstanding under the Agreement will at the option of the Bank bear interest at a rate per annum which is _______________ (________) percentage points higher than the rate of interest otherwise provided under the Agreement. This will not constitute a waiver of any default.

[ ] III. OTHER.
    ----------------------------------------------------------------------------

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PACIFIC SOFTWORKS, INC.


By                                      By
  ----------------------------------       -------------------------------------
  GLENN RUSSELL, PRESIDENT                 LAURA RUSSELL, SECRETARY

By                                      By
  ----------------------------------       -------------------------------------

                                  PAGE 1 OF 1       Classification: Confidential

GLENN P. RUSSELL and LAURA J. RUSSELL, Trustor(s) of the RUSSELL TRUST DATED JUNE 23, 1997 (the "Trust"), established pursuant to that certain Declaration of Trust/Trust Agreement dated JUNE 23, 1997 and amended on ______________________ (the "Trust Agreement") hereby declare that:

     1.   They are the Trustor(s) of the Trust;

     2. They have retained the power to amend or revoke the Trust pursuant to the terms of the Trust Agreement;

     3. They have the power pursuant to Section 16001 of the California Probate Code to direct the Trustee(s) of the Trust to take such actions as the Trustor(s) shall desire;

     4.   They hereby direct the Trustee(s) of the Trust to:

          [ ] encumber the following trust assets to secure the indebtedness of

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              to Bank of America National Trust and Savings Association:

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

          [X] execute a continuing guaranty in favor of Bank of America National
              Trust and Savings Association in the principal amount of $250,000.00 guaranteeing the indebtedness of PACIFIC SOFTWORKS, INC.

     5. The Trustee(s) shall incur no liability to any person having a vested or contingent interest in the Trust as a result of following the directions contained herein.

The undersigned acknowledge that a copy of this letter will be delivered to Bank as evidence of the Trustee(s)' authority to enter in the transaction described above.

Date:  September 15, 1998
      ----------------------


------------------------------------       -------------------------------------
GLENN P. RUSSELL, TRUSTOR OF THE             LAURA J. RUSSELL, TRUSTOR OF THE
RUSSELL TRUST DATED JUNE 23, 1997            RUSSELL TRUST DATED JUNE 23, 1997